EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Cronos Global Income Fund XVI, L.P. on Form 10-Q for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission (the “Report”), I, John Kallas, Chief Financial Officer and Director of Cronos Capital Corp. (“CCC”) and Principal Financial and Accounting Officer of the CCC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

August 13, 2002

/s/ John Kallas

John Kallas Chief Financial Officer and Director of Cronos Capital Corp. (“CCC”) Principal Financial and Accounting Officer of CCC